Exhibit C-2

רשומות ספר החוקים ח' בתשרי התשפ"ה 3455 30 בספטמבר 2025 עמוד חוק תקציב נוסף לשנת הכספים ה ,20 התשפ"ו 202 4

ה ח ר חוק תקציב נוסף לשנת הכספים ,2025 התשפ"ו2025-* 1 )להלן - החוק העיקרי(, בסעיף תיקון סעיף 1 בחוק התקציב לשנת הכספים ,2025 התשפ"ה2025- )א(ו במקום " "755,906,69" יבוא "786,755,699,0", במקום "547,406,561,000" יבוא "בו "578,837,501" ובמקום "בי "208,500,138" יבוא "."207,918,198" תיקון התוספת בתוספת הראשונה לחוק העיקרי - הראשונה ))( ביחס למשרד הביטחון )מסומן )1( תחת הטור "הוצאה" במקום "109,827,37" יבוא ""135,702,87" במקום ""44,253,87" יבוא "50,606,69", במקום "32,663,185" יבוא "ב ,"39,01"ק במקום " "54,977" יבוא " "74,500,1" ובמקום "54,950,4" יבוא "74,473,183"; )2( ביחס להקצבות לביטוח לאומי )מסומן 27( - תחת הטור "הוצאה", במקום " "61,035,3" יבוא ""63,964,8" בכל מקום במקום ""12,044,62" יבוא "14,970,82" ובכל מקום, במקום "411,515" יבוא "414,765"; )3( ביחס להוצאות ביטחוניות שונות )מסומן 31( - תחת הטור "הוצאה", בכל מקום, במקום "19,912,2" יבוא "26,132,202"; )4( ביחס לתשלום ריבית ועמלות )מסומן 45( - תחת הטור "הוצאה", במקום "י "56,200," יבוא ","57,910,"ב במקום "43,895,1" יבוא "45,340,000", במקום ""8,608,16" יבוא ""8,750,00" במקום ""18,627,33" יבוא "19,800,00", במקום "2,417,673" יבוא "ב ,"2,548"ק במקום " "9,494" יבוא ""9,530,0" במקום "6,854,96" יבוא " "6,890," ובכל מקוםב במקום " "2,810,7" יבוא "."3,040,0" תחילה תחילתו של חוק זה ביום א' בטבת התשפ"ה ) בינואר )202( ח חוק זה יפורסם ברשומות בתוך שלושה חודשים מיום קבלתו פרסום תיקון חוק התקציב לשנת הכספים 2025 . , אשר מתקן את חוק זה הוא חוק תקציב נוסף לפי סעיף 3)ג( לחוק־יסוד: משק המדינה חוק התקציב לשנת הכספים ,202 התשפ"ה.2025 * התקבל בכנסת ביום ז' בתשרי התשפ"ו )2 בספטמבר 2025(; הצעת החוק ודברי הסבר פורסמו בהצעות חוק הממשלה 2 ,18 מיום י"ד באלול התשפ"ה ) בספטמבר )202( עמ' .101 ס"ח התשפ"ה עמ' .54 ס"ח התשל"ה עמ' .20

5 הצעותחוקהממשלה2-עצ,1י"דבאלולהתשפ"ה2025,צעצ7 ע101 337 חוק התקציב הנוסף לשנת הכספים 2025 (באלפי שקלים חדשים) משרות סעיף שיא עב"צ כח אדם הרשאה להתחייב הוצאה מותנית 15 משרד הביטחון* הוצאה בהכנסה *חלוקת תקציב הביטחון לשנת 2025 לתחומי פעולה ולתכניות, תהיה לפי החלטת הוועדה המשותפת בסעיף 18(א) לחוק יסודות התקציב, ובהתאם להוראות סעיף זה 15 משרד הביטחון 135,702,876 28,200,000 78,000,000 2,424.0 73.0 ========== ========= ======== ======== ====== === 10 כח אדם 50,606,691 2,424.0 73.0 ..-.-.-.-.- -.-.-.-.-.-.-.-. -.-.-.-.-.- -.-.-. 01 10 הוצאות כח אדם 39,016,001 2,424.0 73.0 02 10 גמלאות 11,590,690 11 הוצאות ביטחון 74,500,183 28,200,000 78,000,000 -.-.-.-.-.-.-.-.-.-.- -.-.-.-.-.-.-.-. -.-.-.-.-.-.-.-. -.-.-.-.-.-.-.-. 01 11 הוצאות ביטחוניות 74,473,183 28,200,000 78,000,000 02 11 הרשות לפינוי שדות מוקשים 27,000 03 11 עתודה להסכמים קואליציוניים 12 אגפי שיקום ומשפחות 10,596,002 -.-.-.-.-.-.-.-.-.-.-.-.-.-.- -.-.-.-.-.-.-.-. 01 12 שיקום משפחות והנצחה 10,596,002 נספח לדברי ההסבר 1020 הצעותחוקהממשלה2-עצ,1י"דבאלולהתשפ"ה2025,צעצ7 חוק התקציב הנוסף לשנת הכספים 2025 352 (באלפי שקלים חדשים) משרות סעיף שיא עב"צ* כח אדם הרשאה להתחייב הוצאה מותנית 27 הקצבות לביטוח לאומי הוצאה בהכנסה * משרות עבודה בלתי צמיתה 27 הקצבות לביטוח לאומי 63,964,823 =============== ======== 11 השתתפות אוצר המדינה לפי חוק 46,137,818 -.-.-.-.-.- -.-.-.-.-.-.-.-. 01 11 השתתפות בגבייה 46,137,818 12 תשלומי העברה במימון אוצר המדינה 14,970,825 ..-.-.-.-.-.-.-.-.- -.-.-.-.-.-.-.-. 01 12 קצבאות וחוקים ייעודיים 14,970,825 13 השתתפות בהוצאות מינהל 414,765 ..-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.- -.-.-.-.-.- 01 13 השתתפות בהוצאות מינהל 414,765 14 רזרבה 2,441,415 ..-.-.-.- -.-.-.-.-.-.-. 01 14 רזרבה 2,441,415

6 הצעותחוקהממשלה2-עצ,1י"דבאלולהתשפ"ה2025,צעצ7 ע101 337 חוק התקציב הנוסף לשנת הכספים 2025 (באלפי שקלים חדשים) משרות סעיף שיא עב"צ כח אדם הרשאה להתחייב הוצאה מותנית 15 משרד הביטחון* הוצאה בהכנסה *חלוקת תקציב הביטחון לשנת 2025 לתחומי פעולה ולתכניות, תהיה לפי החלטת הוועדה המשותפת בסעיף 18(א) לחוק יסודות התקציב, ובהתאם להוראות סעיף זה 15 משרד הביטחון 135,702,876 28,200,000 78,000,000 2,424.0 73.0 ========== ========= ======== ======== ====== === 10 כח אדם 50,606,691 2,424.0 73.0 ..-.-.-.-.- -.-.-.-.-.-.-.-. -.-.-.-.-.- -.-.-. 01 10 הוצאות כח אדם 39,016,001 2,424.0 73.0 02 10 גמלאות 11,590,690 11 הוצאות ביטחון 74,500,183 28,200,000 78,000,000 -.-.-.-.-.-.-.-.-.-.- -.-.-.-.-.-.-.-. -.-.-.-.-.-.-.-. -.-.-.-.-.-.-.-. 01 11 הוצאות ביטחוניות 74,473,183 28,200,000 78,000,000 02 11 הרשות לפינוי שדות מוקשים 27,000 03 11 עתודה להסכמים קואליציוניים 12 אגפי שיקום ומשפחות 10,596,002 -.-.-.-.-.-.-.-.-.-.-.-.-.-.- -.-.-.-.-.-.-.-. 01 12 שיקום משפחות והנצחה 10,596,002 נספח לדברי ההסבר 1020 הצעותחוקהממשלה2-עצ,1י"דבאלולהתשפ"ה2025,צעצ7 חוק התקציב הנוסף לשנת הכספים 2025 352 (באלפי שקלים חדשים) משרות סעיף שיא עב"צ* כח אדם הרשאה להתחייב הוצאה מותנית 27 הקצבות לביטוח לאומי הוצאה בהכנסה * משרות עבודה בלתי צמיתה 27 הקצבות לביטוח לאומי 63,964,823 =============== ======== 11 השתתפות אוצר המדינה לפי חוק 46,137,818 -.-.-.-.-.- -.-.-.-.-.-.-.-. 01 11 השתתפות בגבייה 46,137,818 12 תשלומי העברה במימון אוצר המדינה 14,970,825 ..-.-.-.-.-.-.-.-.- -.-.-.-.-.-.-.-. 01 12 קצבאות וחוקים ייעודיים 14,970,825 13 השתתפות בהוצאות מינהל 414,765 ..-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.- -.-.-.-.-.- 01 13 השתתפות בהוצאות מינהל 414,765 14 רזרבה 2,441,415 ..-.-.-.- -.-.-.-.-.-.-. 01 14 רזרבה 2,441,415

7 355 חוק התקציב הנוסף לשנת הכספים 2025 (באלפי שקלים חדשים) משרות סעיף שיא עב"צ* כח אדם הרשאה להתחייב הוצאה מותנית 31 הוצאות ביטחוניות שונות הוצאה בהכנסה * משרות עבודה בלתי צמיתה 31 הוצאות ביטחוניות שונות 26,132,202 278,000 6,100,000 84.5 ================== ======== ====== ======= === 01 הוצאות ביטחון שונות 26,132,202 278,000 6,100,000 84.5 ..-.-.-.-.-.-.-.-.-.-.-.-.-.-.- -.-.-.-.-.-.-.-. -.-.-.-.-.- -.-.-.-.-.-.-. -.-.-. 01 01 הוצאות ביטחוניות 26,132,202 278,000 6,100,000 84.5 הצעותחוקהממשלה2-עצ,1י"דבאלולהתשפ"ה2025,צעצ7 1021 חוק התקציב הנוסף לשנת הכספים 2025 368 (באלפי שקלים חדשים) משרות סעיף שיא עב"צ* כח אדם הרשאה להתחייב הוצאה מותנית 45 תשלום ריבית ועמלות הוצאה בהכנסה * משרות עבודה בלתי צמיתה 45 תשלום ריבית ועמלות 57,910,000 ============== ======== 05 מלוות פנים 45,340,000 ..-.-.-.-.-.-.-.- -.-.-.-.-.-.-.-. 01 05 ביטוח לאומי 8,750,000 02 05 מלוות סחירים 19,800,000 03 05 מלוות לא סחירים 2,548,047 04 05 סבסוד אגרות חוב מיועדות 14,241,953 06 מלוות חוץ 9,530,000 ..-.-.-.-.-.-.- -.-.-.-.-.-.-. 01 06 מלוות העצמאות והפיתוח 1,119,427 02 06 מלוות באמצעות ערבויות 1,519,739 03 06 מלוות אחרים 6,890,834 07 השלמת הבטחת תשואה לקרנות הפנסיה 3,040,000 -.-.-.-.-.-.-.-.-.-.- -.-.-.-.-.-.-. 01 07 השלמת הבטחת תשואה לקרנות הפנסיה 3,040,000 סודר במחלקת רשומות, משרד המשפטים, והודפס במדפיס הממשלתי 1022 הצעותחוקהממשלה2-עצ,1י"דבאלולהתשפ"ה2025,צעצ7

8 355 חוק התקציב הנוסף לשנת הכספים 2025 (באלפי שקלים חדשים) משרות סעיף שיא עב"צ* כח אדם הרשאה להתחייב הוצאה מותנית 31 הוצאות ביטחוניות שונות הוצאה בהכנסה * משרות עבודה בלתי צמיתה 31 הוצאות ביטחוניות שונות 26,132,202 278,000 6,100,000 84.5 ================== ======== ====== ======= === 01 הוצאות ביטחון שונות 26,132,202 278,000 6,100,000 84.5 ..-.-.-.-.-.-.-.-.-.-.-.-.-.-.- -.-.-.-.-.-.-.-. -.-.-.-.-.- -.-.-.-.-.-.-. -.-.-. 01 01 הוצאות ביטחוניות 26,132,202 278,000 6,100,000 84.5 הצעותחוקהממשלה2-עצ,1י"דבאלולהתשפ"ה2025,צעצ7 1021 חוק התקציב הנוסף לשנת הכספים 2025 368 (באלפי שקלים חדשים) משרות סעיף שיא עב"צ* כח אדם הרשאה להתחייב הוצאה מותנית 45 תשלום ריבית ועמלות הוצאה בהכנסה * משרות עבודה בלתי צמיתה 45 תשלום ריבית ועמלות 57,910,000 ============== ======== 05 מלוות פנים 45,340,000 ..-.-.-.-.-.-.-.- -.-.-.-.-.-.-.-. 01 05 ביטוח לאומי 8,750,000 02 05 מלוות סחירים 19,800,000 03 05 מלוות לא סחירים 2,548,047 04 05 סבסוד אגרות חוב מיועדות 14,241,953 06 מלוות חוץ 9,530,000 ..-.-.-.-.-.-.- -.-.-.-.-.-.-. 01 06 מלוות העצמאות והפיתוח 1,119,427 02 06 מלוות באמצעות ערבויות 1,519,739 03 06 מלוות אחרים 6,890,834 07 השלמת הבטחת תשואה לקרנות הפנסיה 3,040,000 -.-.-.-.-.-.-.-.-.-.- -.-.-.-.-.-.-. 01 07 השלמת הבטחת תשואה לקרנות הפנסיה 3,040,000 סודר במחלקת רשומות, משרד המשפטים, והודפס במדפיס הממשלתי 1022 הצעותחוקהממשלה2-עצ,1י"דבאלולהתשפ"ה2025,צעצ7 355 חוק התקציב הנוסף לשנת הכספים 2025 (באלפי שקלים חדשים) משרות סעיף שיא עב"צ* כח אדם הרשאה להתחייב הוצאה מותנית 31 הוצאות ביטחוניות שונות הוצאה בהכנסה * משרות עבודה בלתי צמיתה 31 הוצאות ביטחוניות שונות 26,132,202 278,000 6,100,000 84.5 ================== ======== ====== ======= === 01 הוצאות ביטחון שונות 26,132,202 278,000 6,100,000 84.5 ..-.-.-.-.-.-.-.-.-.-.-.-.-.-.- -.-.-.-.-.-.-.-. -.-.-.-.-.- -.-.-.-.-.-.-. -.-.-. 01 01 הוצאות ביטחוניות 26,132,202 278,000 6,100,000 84.5 הצעותחוקהממשלה2-עצ,1י"דבאלולהתשפ"ה2025,צעצ7 1021 חוק התקציב הנוסף לשנת הכספים 2025 368 (באלפי שקלים חדשים) משרות סעיף שיא עב"צ* כח אדם הרשאה להתחייב הוצאה מותנית 45 תשלום ריבית ועמלות הוצאה בהכנסה * משרות עבודה בלתי צמיתה 45 תשלום ריבית ועמלות 57,910,000 ============== ======== 05 מלוות פנים 45,340,000 ..-.-.-.-.-.-.-.- -.-.-.-.-.-.-.-. 01 05 ביטוח לאומי 8,750,000 02 05 מלוות סחירים 19,800,000 03 05 מלוות לא סחירים 2,548,047 04 05 סבסוד אגרות חוב מיועדות 14,241,953 06 מלוות חוץ 9,530,000 ..-.-.-.-.-.-.- -.-.-.-.-.-.-. 01 06 מלוות העצמאות והפיתוח 1,119,427 02 06 מלוות באמצעות ערבויות 1,519,739 03 06 מלוות אחרים 6,890,834 07 השלמת הבטחת תשואה לקרנות הפנסיה 3,040,000 -.-.-.-.-.-.-.-.-.-.- -.-.-.-.-.-.-. 01 07 השלמת הבטחת תשואה לקרנות הפנסיה 3,040,000 סודר במחלקת רשומות, משרד המשפטים, והודפס במדפיס הממשלתי 1022 הצעותחוקהממשלה2-עצ,1י"דבאלולהתשפ"ה2025,צעצ7 בנימין נתניהו ראש הממשלה בצלאל סמוטריץ' שר האוצר יצחק הרצוג נשיא המדינה אמיר אוחנה יושב ראש הכנסת

סודר במחלקת רשומות, משרד המשפטים, והודפס במדפיס הממשלתי